SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)        December 7, 2004
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                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

               0-556                             68-0365195
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          (Commission File Number)      (IRS Employer Identification No.)


         200 Vernon Street, Roseville, California               95678
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2         Financial Information

     Item 2.03 Creation of a Direct Financial Obligation or an Obligation, under an Off-Balance Sheet Arrangement of a Registrant

     On December 7, 2004, SureWest Communications ("Company") borrowed $5,000,000 pursuant to a business loan agreement which provides a $50,000,000 credit facility with Bank of America, N.A. Interest under the credit facility is based on prime rate or LIBOR-based pricing formulas (4.5% as of the time of the borrowing). The credit facility, which was originally made available in March 2000, currently expires on June 1, 2005, and contains certain financial covenants relating to operating performance, incurrence of additional indebtedness and net worth.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUREWEST COMMUNICATIONS

Date:   December 13, 2004             By: /s/ Brian H. Strom
                                          ----------------------------
                                          President and Chief Executive Officer